FINANCIAL INVESTORS TRUST

Seafarer Overseas Growth and Income Fund
(the “Fund”)

Supplement dated November 13, 2018 to the Fund’s Summary Prospectus,
Prospectus and Statement of Additional Information
dated August 31, 2018, as supplemented from time to time (the “Prospectus”)

Effective November 19, 2018, the Fund’s Institutional Class is available for purchase by all investors.

Also, effective November 19, 2018, the Fund’s Investor Class (which closed to most new investors on September 30, 2016) is available for purchase only by the following investors:

●	Existing shareholders of the Fund’s Investor Class;

●	Financial advisors with existing clients invested in the Fund’s Investor Class (i.e., these advisors can continue to add new clients in the Fund’s Investor Class); and

●	Seafarer employees and their family members.

Please note the following about the Fund’s Investor Class:

●	Some broker-dealers and financial intermediaries may not be able to accommodate purchases of the Fund’s Investor Class based on the criteria listed above.

●	If a shareholder closes an account in the Fund’s Investor Class due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund’s Investor Class.

●

Exchanges between the Seafarer Funds (i.e., the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund) and share class transfers are subject to any existing restrictions on, or conditions of, the Fund and/or share class that is to be acquired.

●	The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE